UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 21, 2023
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Better Choice Company Inc.
(Exact name of Registrant as Specified in its Charter)
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Delaware	001-40477	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12400 Race Track Road
Tampa, Florida 33626
(Address of Principal Executive Offices) (Zip Code)
_______________________________________________
(Registrant's Telephone Number, Including Area Code): (212) 896-1254
N/A
(Former name or former address, if changed since last report.)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	BTTR	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
Alphia Term Loan

On June 21, 2023, Better Choice Company Inc. (NYSE: BTTR) (the “Company”), a pet health and wellness company, entered into a term loan credit agreement (the “Term Loan Agreement”) with Alphia Inc. (“Alphia”), a leading custom manufacturer of super-premium pet food in the U.S. Pursuant to the Term Loan Agreement, Alphia made a term loan to the Company in the original principal amount of $5,000,000 (the “Term Loan”). The Term Loan is also evidenced by that certain Term Note dated as of June 21, 2023 issued by the Company to Alphia (the “Term Note”). The proceeds of the Term Loan, together with a portion of the Company’s cash on hand, have been used to retire all of the outstanding obligations of Halo, Purely for Pets, Inc. (“Halo”), a wholly-owned subsidiary of the Company, under Halo’s long-term credit facility with Old Plank Trail Community Bank, N.A., an affiliate of Wintrust Bank, N.A. With the Term Loan facility, the Company also established a direct manufacturing relationship with Alphia to reduce manufacturing costs.

The Term Loan will bear interest at a rate of 10% per annum, compounded quarterly, and will mature on June 21, 2026. Accrued interest on the Term Loan is payable quarterly in cash or, at the election of the Company, in-kind by capitalizing such interest and adding it to the then-outstanding principal amount of the Term Loan. The Term Loan Agreement and Term Note provide for customary financial covenants and customary events of default, including, among others, those relating to failure to make payment, bankruptcy, breaches of representations and material adverse effects. The Company may prepay the principal of the Term Loan at any time upon written notice to Alphia and subject to a prepayment penalty if such prepayment occurs prior to June 21, 2025.

The Term Loan is secured by a general security interest on the assets, including the intellectual property, of the Company and Halo pursuant to (i) that certain Term Loan Security Agreement, dated June 21, 2023, made by the Company and Halo in favor of Alphia (the “Security Agreement”) and (ii) that certain Intellectual Property Security Agreement, dated as of June 21, 2023 of the Company and Halo in favor of Alphia (the “Intellectual Property Security Agreement”). The Company has also pledged all of the capital stock of Halo held by the Company as additional collateral for the Term Loan.
The term Loan is guaranteed by Halo pursuant to that certain Term Loan Guaranty, dated as of June 21, 2023, by and between Halo and Alphia (the “Term Loan Guaranty”).

In conjunction with the Term Loan, the Company issued to Alphia (i) a warrant (the “First Tranche Warrant”) to purchase 6,545,338.45 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) at a price of $0.26 per share, and (ii) a warrant (the “Second Tranche Warrant” and together with the First Tranche Warrant, the “Warrants”) to purchase 8,222,787 shares of Common Stock at a price of $0.26 per share. Unless exercised, the Warrants expire on June 21, 2028. Alphia’s exercise of the Second Tranche Warrant is subject to the approval of the Company’s stockholders. The Warrants contain certain anti-dilution provisions in favor of Alphia in connection with any equity offering consummated by the Company prior to December 21, 2023 and equity issuances below the exercise price of the Warrants. The Warrants also contain a cashless exercise option at the election of Alphia.

Additionally, in conjunction with the Term Loan, the Company entered into a Side Letter Agreement with Alphia (the “Side Letter”) pursuant to which Alphia was granted a right of first refusal on any of the following relating to the Company or any of its subsidiaries and to the extent such transactions constitute a change of control: (i) any transfer, sale, lease or encumbrance of all or any portion of the capital stock or assets (other than the sale of inventory in the ordinary course of business), (ii) any merger, consolidation or other business combination, (iii) any recapitalization, reorganization or any other extraordinary business transaction, (iv) or any equity issuance or debt incurrence. Alphia’s right of first refusal is effective so long as the Term Loan remains outstanding and for a period of 12 months thereafter. The Side Letter also provides Alphia with certain Board observer rights.

The foregoing description of the Alphia Term Loan does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, Term Note, the Security Agreement, the Intellectual Property Security Agreement, the Term Loan Guaranty, the First Tranche Warrant, the Second Tranche Warrant and Side Letter being filed with this Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, and incorporated herein by reference.

Wintrust Facility

On June 21, 2023, Halo entered into an account purchase agreement (the “AP Agreement”) with Wintrust Receivables Finance, a division of Wintrust Bank N.A. (“Wintrust”) pursuant to which Wintrust will purchase, at its discretion, up to eligible customer invoices and advance up to 75% of the face amount of all purchased invoices up to $4,750,000 (the “Wintrust Facility”). Each advance under the AP Agreement will bear interest at a minimum rate of 5.5%. The AP Agreement has an initial term of two years and will automatically renew annually unless terminated by Halo on at least 60 days’ notice. The Wintrust Facility is secured by a general security interest in the assets of Halo and the Company. The proceeds of the Wintrust facility will be used for general working capital purposes.
The Wintrust Facility is guaranteed secured by the Company pursuant to that certain Unlimited Continuing Guaranty Agreement dated as of June 21, 2023 (the “Wintrust Guaranty Agreement”).

The foregoing description of the Wintrust Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the AP Agreement and the Wintrust Guaranty Agreement being filed with this Form 8-K as Exhibits 10.9 and 10.10, respectively, and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of the Registrant
The disclosure in item 1.01 and Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 of this report are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

Exhibits	Description
10.1	Term Loan Credit Agreement, dated as of June 21, 2023, by and between Better Choice Company Inc. and Alphia Inc.
10.2	Term Loan, dated as of June 21, 2023, issued by Better Choice Company Inc. to Alphia Inc.
10.3	Term Loan Security Agreement, dated as of June 21, 2023, by and between Better Choice Company Inc., Halo, Purely for Pets, Inc. and Alphia Inc.
10.4	Intellectual Property Security Agreement, dated as of June 21, 2023, by and between Better Choice Company Inc., Halo, Purely for Pets, Inc. and Alphia Inc.
10.5	Term Loan Guaranty, dated as of June 21, 2023, by and between Halo, Purely for Pets, Inc. and Alphia Inc.
10.6	First Tranche Warrant, dated as of June 21, 2023 issued Better Choice Company Inc. to Alphia Inc.
10.7	Second Tranche Warrant, dated as of June 21, 2023 issued Better Choice Company Inc. to Alphia Inc.
10.8	Side Letter Agreement, dated as of June 21, 2023, by and between Better Choice Company Inc. and Alphia Inc.
10.9	Account Purchase Agreement, dated as of June 21, 2023, by and between Wintrust Receivables Finance, a division of Wintrust Bank N.A., and Halo, Purely for Pets, Inc.
10.10	Unlimited Continuing Guaranty Agreement, dated as of June 21, 2023, by and between Better Choice Company Inc. and Wintrust Receivables Finance, a division of Wintrust Bank N.A.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

	By:	/s/ Carolina Martinez
	Name:	Carolina Martinez
	Title:	Interim Chief Financial Officer

June 27, 2023
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